                                                                      EXHIBIT 28


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 11-K

                                 ANNUAL REPORT
                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

(Mark One):


[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF
    1934 [FEE REQUIRED]. For the fiscal year ended December 31, 1997.


                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934 [NO FEE REQUIRED]. For the transition period from             to
                .

Commission File Number 1-11592

     A. Full title of the plan and address of the plan, if different from that of the issuer named below:


                       HAYES LEMMERZ INTERNATIONAL, INC.


                       RETIREMENT SAVINGS PLAN


     B. Name of issuer of securities held pursuant to the plan and the address of its principal executive office:


                       Hayes Lemmerz International, Inc.

                       38481 Huron River Drive
                       Romulus, Michigan 48174

     The following financial statements and exhibits are filed as part of this report:

     (a) Financial statements

          (1) Independent Auditors' Report


          (2) Statements of Net Assets Available for Plan Benefits, with Fund Information, as of December 31, 1997 and 1996



          (3) Statements of Changes in Net Assets Available for Plan Benefits with Fund Information for the year ended December 31, 1997 and 1996



          (4) Notes to Financial Statements



     (b) Exhibit 23 -- Consent of Independent Auditors


                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, this annual report has been duly signed on behalf of the Plan by the undersigned, thereunto duly authorized.


                                          HAYES LEMMERZ INTERNATIONAL, INC.


                                          RETIREMENT SAVINGS PLAN


                                          By: /s/ KURT M. SUCKOW

                                            ------------------------------------
                                            Kurt M. Suckow
                                            Plan Administrator


Date: July 14, 1998

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

                               TABLE OF CONTENTS

                                                              PAGE(S)
                                                              -------
Independent Auditors' Report................................      2
Statement of Assets Available for Plan Benefits with Fund
  Information as of December 31, 1997.......................    3-4
Statement of Assets Available for Plan Benefits with Fund
  Information as of December 31, 1996.......................      5
Statement of Changes in Assets Available for Plan Benefits
  with Fund Information for the year ended December 31,
  1997......................................................    6-7
Statement of Changes in Assets Available for Plan Benefits
  with Fund Information for the year ended December 31,
  1996......................................................      8
Notes to Financial Statements...............................   9-13

                                                              SCHEDULE
                                                              --------
Item 27a -- Schedule of Assets Held for Investment Purposes
  as of December 31, 1997...................................      1
Item 27d -- Schedule of Reportable Transactions for the year
  ended December 31, 1997...................................      2

     All other schedules required to be filed in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and, accordingly, have been omitted.

                          INDEPENDENT AUDITORS' REPORT

To the Retirement Committee of the
Hayes Lemmerz International, Inc.
Retirement Savings Plan:

     We have audited the accompanying statements of assets available for plan benefits of Hayes Lemmerz International, Inc. Retirement Savings Plan (formerly Hayes Wheels International, Inc. Retirement Savings Plan) as of December 31, 1997 and 1996, and the related statements of changes in assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets available for plan benefits as of December 31, 1997 and 1996, and the changes in assets available for plan benefits for the years then ended, in conformity with generally accepted accounting principles.

     Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules as listed in the accompanying table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of assets available for plan benefits and the statements of changes in assets available for plan benefits is presented for purposes of additional analysis rather than to present the assets available for plan benefits and changes in assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


     The schedule of assets held for investment purposes that accompanies the Plan's financial statements does not disclose the historical cost of certain plan assets held by the Plan trustee. Disclosure of this information is required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.



                                          /s/ KPMG Peat Marwick LLP



Detroit, Michigan

July 7, 1998

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

     STATEMENT OF ASSETS AVAILABLE FOR PLAN BENEFITS WITH FUND INFORMATION
                               DECEMBER 31, 1997

                                                                                                         STRATEGIC     STRATEGIC
                                     INTERNATIONAL   LONG-TERM       ULTRA      EQUITY     CAPITAL       ALLOCATION    ALLOCATION
                                        GROWTH          BOND       INVESTORS    INDEX    PRESERVATION      FUND:         FUND:
                                         FUND           FUND         FUND        FUND       TRUST       CONSERVATIVE    MODERATE
                                     -------------   ---------     ---------    ------   ------------   ------------   ----------
Assets:
  Cash.............................   $       --     $       --   $        --   $   --       $ --         $     --     $       --
  Investments, at fair value:
    American Century International
      Growth Fund..................    5,145,484             --            --       --         --               --             --
    American Century Long-Term Bond
      Fund.........................           --      2,099,396            --       --         --               --             --
    American Century Ultra
      Investors Fund...............           --             --    17,410,799       --         --               --             --
    American Century Equity Index
      Fund.........................           --             --            --    4,322         --               --             --
    American Century Strategic
      Allocation Fund:
      Conservative.................           --             --            --       --         --          182,736             --
    American Century Strategic
      Allocation Fund: Moderate....           --             --            --       --         --               --      5,671,751
    American Century Strategic
      Allocation Fund:
      Aggressive...................           --             --            --       --         --               --             --
    American Century Equity Income
      Fund.........................           --             --            --       --         --               --             --
    American Century Value Fund....           --             --            --       --         --               --             --
    Vanguard Index Trust -- 500
      Portfolio....................           --             --            --       --         --               --             --
    Stable Asset Fund..............           --             --            --       --         --               --             --
    Hayes Lemmerz International,
      Inc. common stock............           --             --            --       --         --               --             --
    Comerica Short-Term Fund.......           --             --            --       --         --               --             --
    Comerica Core Growth Stock
      Equity Fund..................           --             --            --       --         --               --             --
    Loans to participants..........           --             --            --       --         --               --             --
                                      ----------     ----------   -----------   ------       ----         --------     ----------
                                       5,145,484      2,099,396    17,410,799    4,322         --          182,736      5,671,751
  Investments, at contract value:
    Bankers Trust Capital
      Preservation Trust...........           --             --            --       --        431               --             --
    Comerica GIC Fund..............           --             --            --       --         --               --             --
                                      ----------     ----------   -----------   ------       ----         --------     ----------
         Total investments.........    5,145,484      2,099,396    17,410,799    4,322        431          182,736      5,671,751
  Contributions receivable:
    Employer.......................       48,759         15,877       112,846       --         --            3,528         35,552
    Employee.......................       28,528          9,643        77,832       --         --            1,550         24,051
  Other............................           --             --            --       --         --               --             --
  Interfund receivable (payable)...           --             --            --       --         --               --             --
                                      ----------     ----------   -----------   ------       ----         --------     ----------
         Assets available for plan
           benefits................   $5,222,771     $2,124,916   $17,601,477   $4,322       $431         $187,814     $5,731,354
                                      ==========     ==========   ===========   ======       ====         ========     ==========

                                     STRATEGIC
                                     ALLOCATION     EQUITY
                                       FUND:        INCOME
                                     AGGRESSIVE      FUND
                                     ----------     ------
Assets:
  Cash.............................   $     --    $       --
  Investments, at fair value:
    American Century International
      Growth Fund..................         --            --
    American Century Long-Term Bond
      Fund.........................         --            --
    American Century Ultra
      Investors Fund...............         --            --
    American Century Equity Index
      Fund.........................         --            --
    American Century Strategic
      Allocation Fund:
      Conservative.................         --            --
    American Century Strategic
      Allocation Fund: Moderate....         --            --
    American Century Strategic
      Allocation Fund:
      Aggressive...................    535,632            --
    American Century Equity Income
      Fund.........................         --     1,734,679
    American Century Value Fund....         --            --
    Vanguard Index Trust -- 500
      Portfolio....................         --            --
    Stable Asset Fund..............         --            --
    Hayes Lemmerz International,
      Inc. common stock............         --            --
    Comerica Short-Term Fund.......         --            --
    Comerica Core Growth Stock
      Equity Fund..................         --            --
    Loans to participants..........         --            --
                                      --------    ----------
                                       535,632     1,734,679
  Investments, at contract value:
    Bankers Trust Capital
      Preservation Trust...........         --            --
    Comerica GIC Fund..............         --            --
                                      --------    ----------
         Total investments.........    535,632     1,734,679
  Contributions receivable:
    Employer.......................     19,341        23,200
    Employee.......................      8,198        11,789
  Other............................         --            --
  Interfund receivable (payable)...         --            --
                                      --------    ----------
         Assets available for plan
           benefits................   $563,171    $1,769,668
                                      ========    ==========



                 See accompanying notes to financial statements

                                                   Continued from preceding page


                                                                                                HAYES
                                                                                  STABLE       LEMMERZ                  SHORT-TERM
                                                       VALUE       INDEX 500       ASSET        STOCK         GIC       GOVERNMENT
                                                        FUND         FUND          FUND          FUND         FUND         FUND
                                                       -----       ---------      ------       -------        ----      ----------
Assets:
  Cash.............................................  $       --   $        --   $        --   $    3,320   $       --    $  1,109
  Investments, at fair value:
    American Century International Growth Fund.....          --            --            --           --           --          --
    American Century Long-Term Bond Fund...........          --            --            --           --           --          --
    American Century Ultra Investors Fund..........          --            --            --           --           --          --
    American Century Equity Index Fund.............          --            --            --           --           --          --
    American Century Strategic Allocation Fund:
      Conservative.................................          --            --            --           --           --          --
    American Century Strategic Allocation Fund:
      Moderate.....................................          --            --            --           --           --          --
    American Century Strategic Allocation Fund:
      Aggressive...................................          --            --            --           --           --          --
    American Century Equity Income Fund............          --            --            --           --           --          --
    American Century Value Fund....................   2,338,324            --            --           --           --          --
    Vanguard Index Trust -- 500 Portfolio..........          --    17,931,900            --           --           --          --
    Stable Asset Fund..............................          --            --    21,369,049           --           --          --
    Hayes Lemmerz International, Inc. common
      stock........................................          --            --            --    3,739,768           --          --
    Comerica Short-Term Fund.......................          --            --            --           --    1,040,749     245,406
    Comerica Core Growth Stock Equity Fund.........          --            --            --           --           --          --
    Loans to participants..........................          --            --            --           --           --          --
                                                     ----------   -----------   -----------   ----------   ----------    --------
                                                      2,338,324    17,931,900    21,369,049    3,739,768    1,040,749     245,406
  Investments, at contract value:
    Bankers Trust Capital Preservation Trust.......          --            --            --           --           --          --
    Comerica GIC Fund..............................          --            --            --           --        5,371          --
                                                     ----------   -----------   -----------   ----------   ----------    --------
         Total investments.........................   2,338,324    17,931,900    21,369,049    3,739,768    1,046,120     245,406
  Contributions receivable:
    Employer.......................................      31,591       134,680       213,136       62,401           --          --
    Employee.......................................      15,187        70,370        48,325       26,730           --          --
  Other............................................          --            --            --        4,931           --      (2,567)
  Interfund receivable (payable)...................          --            --            --         (676)        (170)       (102)
                                                     ----------   -----------   -----------   ----------   ----------    --------
         Assets available for plan benefits........  $2,385,102   $18,136,950   $21,630,510   $3,836,474   $1,045,950    $243,846
                                                     ==========   ===========   ===========   ==========   ==========    ========


                                                       EQUITY        LOAN
                                                        FUND         FUND         TOTAL
                                                       ------        ----         -----
Assets:
  Cash.............................................  $   33,263   $       --   $  (154,266)
  Investments, at fair value:
    American Century International Growth Fund.....          --           --     5,145,484
    American Century Long-Term Bond Fund...........          --           --     2,099,396
    American Century Ultra Investors Fund..........          --           --    17,410,799
    American Century Equity Index Fund.............          --           --         4,322
    American Century Strategic Allocation Fund:
      Conservative.................................          --           --       182,736
    American Century Strategic Allocation Fund:
      Moderate.....................................          --           --     5,671,751
    American Century Strategic Allocation Fund:
      Aggressive...................................          --           --       535,632
    American Century Equity Income Fund............          --           --     1,734,679
    American Century Value Fund....................          --           --     2,338,324
    Vanguard Index Trust -- 500 Portfolio..........          --           --    17,931,900
    Stable Asset Fund..............................          --           --    21,369,049
    Hayes Lemmerz International, Inc. common
      stock........................................          --           --     3,739,768
    Comerica Short-Term Fund.......................   1,288,008           --     2,766,121
    Comerica Core Growth Stock Equity Fund.........       1,228           --         1,228
    Loans to participants..........................          --    3,079,752     3,079,752
                                                     ----------   ----------   -----------
                                                      1,289,236    3,079,752    84,010,941
  Investments, at contract value:
    Bankers Trust Capital Preservation Trust.......          --           --           431
    Comerica GIC Fund..............................          --           --         5,371
                                                     ----------   ----------   -----------
         Total investments.........................   1,289,236    3,079,752    84,016,743
  Contributions receivable:
    Employer.......................................          --           --       700,911
    Employee.......................................          --           --       322,203
  Other............................................      11,014           --        13,378
  Interfund receivable (payable)...................         948           --            --
                                                     ----------   ----------   -----------
         Assets available for plan benefits........  $1,334,461   $3,079,752   $84,898,969
                                                     ==========   ==========   ===========

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

     STATEMENT OF ASSETS AVAILABLE FOR PLAN BENEFITS WITH FUND INFORMATION
                               DECEMBER 31, 1996

                                                      INTERNATIONAL    BALANCED                  ULTRA
                                                         GROWTH       INVESTORS    LONG-TERM   INVESTORS      EQUITY
                                                          FUND           FUND      BOND FUND      FUND      INDEX FUND
                                                      -------------   ---------    ---------   ---------    ----------
Assets:
  Investments, at fair value:
    American Century International Growth Fund......   $  977,105     $       --   $     --    $       --   $       --
    American Century Balanced Investors Fund........           --      1,025,960         --            --           --
    American Century Long-Term Bond Fund............           --             --    275,197            --           --
    American Century Ultra Investors Fund...........           --             --         --     2,961,660           --
    American Century Equity Index Fund..............           --             --         --            --    1,116,859
    Chase Manhattan Bank Trust for Employee Benefit
      Plans II Cash Investment Fund.................           --             --         --            --           --
    Hayes Wheels International, Inc. common stock...           --             --         --            --           --
    Loans to participants...........................           --             --         --            --           --
                                                       ----------     ----------   --------    ----------   ----------
                                                          977,105      1,025,960    275,197     2,961,660    1,116,859
  Investment, at contract value:
    Bankers Trust Capital Preservation Trust........           --             --         --            --           --
                                                       ----------     ----------   --------    ----------   ----------
         Total investments..........................      977,105      1,025,960    275,197     2,961,660    1,116,859
  Contributions receivable:
    Employer........................................       52,445         41,716     14,700       132,863       62,657
    Employee........................................       13,370         15,797      3,756        38,571       16,271
  Accrued income....................................           --             --         --            --           --
  Interfund receivable (payable)....................          701          1,155        401         4,480          464
                                                       ----------     ----------   --------    ----------   ----------
         Assets available for plan benefits.........   $1,043,621     $1,084,628   $294,054    $3,137,574   $1,196,251
                                                       ==========     ==========   ========    ==========   ==========

                                                                      HAYES
                                                        CAPITAL       WHEELS
                                                      PRESERVATION    STOCK       LOAN
                                                         TRUST         FUND       FUND       TOTAL
                                                      ------------    ------      ----       -----
Assets:
  Investments, at fair value:
    American Century International Growth Fund......   $       --    $     --   $     --   $  977,105
    American Century Balanced Investors Fund........           --          --         --    1,025,960
    American Century Long-Term Bond Fund............           --          --         --      275,197
    American Century Ultra Investors Fund...........           --          --         --    2,961,660
    American Century Equity Index Fund..............           --          --         --    1,116,859
    Chase Manhattan Bank Trust for Employee Benefit
      Plans II Cash Investment Fund.................           --         535         --          535
    Hayes Wheels International, Inc. common stock...           --     320,435         --      320,435
    Loans to participants...........................           --          --    170,387      170,387
                                                       ----------    --------   --------   ----------
                                                               --     320,970    170,387    6,848,138
  Investment, at contract value:
    Bankers Trust Capital Preservation Trust........    1,205,932          --         --    1,205,932
                                                       ----------    --------   --------   ----------
         Total investments..........................    1,205,932     320,970    170,387    8,054,070
  Contributions receivable:
    Employer........................................      182,258      50,200         --      536,839
    Employee........................................        7,571       8,962         --      104,298
  Accrued income....................................           --          13         --           13
  Interfund receivable (payable)....................          608       7,848    (15,657)          --
                                                       ----------    --------   --------   ----------
         Assets available for plan benefits.........   $1,396,369    $387,993   $154,730   $8,695,220
                                                       ==========    ========   ========   ==========

                See accompanying notes to financial statements.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR PLAN BENEFITS WITH FUND INFORMATION
                               DECEMBER 31, 1997


                                     INTERNATIONAL    BALANCED    LONG-TERM       ULTRA        EQUITY        CAPITAL
                                        GROWTH       INVESTORS       BOND       INVESTORS       INDEX      PRESERVATION
                                         FUND           FUND         FUND         FUND          FUND          TRUST
                                     -------------   ---------    ---------     ---------      ------      ------------
Additions:
  Investment income:
    Interest and dividends.........   $  704,837     $   10,697   $   37,924   $ 3,552,448   $        --   $    71,972
    Net realized and unrealized
      appreciation (depreciation)
      in fair value of
      investments..................     (417,331)        99,831      (10,198)   (2,701,471)      275,957            --
                                      ----------     ----------   ----------   -----------   -----------   -----------
         Total investment income...      287,506        110,528       27,726       850,977       275,957        71,972
                                      ----------     ----------   ----------   -----------   -----------   -----------
  Contributions:
    Employer.......................      221,266         94,678       60,841       557,664       115,598       546,640
    Employee.......................      267,356        141,366       70,588       697,526       144,499       152,316
    Rollover.......................       29,556         18,377           --        22,392        34,266        65,970
                                      ----------     ----------   ----------   -----------   -----------   -----------
         Total contributions.......      518,178        254,421      131,429     1,277,582       294,363       764,926
                                      ----------     ----------   ----------   -----------   -----------   -----------
         Total additions...........      805,684        364,949      159,155     2,128,559       570,320       836,898
                                      ----------     ----------   ----------   -----------   -----------   -----------
Deductions:
  Benefit payments.................      125,505         23,577       10,272       241,957        38,627       170,625
  Other............................       83,976         14,032       32,738       260,514        45,476         1,689
                                      ----------     ----------   ----------   -----------   -----------   -----------
         Total deductions..........      209,481         37,609       43,010       502,471        84,103       172,314
Transfers in from merged plans
  (note 1).........................    3,589,390             --    1,628,049    13,183,829         7,346            --
Net transfers (to) from other
  funds............................       (6,443)    (1,411,968)      86,668      (346,014)   (1,685,492)   (2,060,522)
                                      ----------     ----------   ----------   -----------   -----------   -----------
         Net increase (decrease)...    4,179,150     (1,084,628)   1,830,862    14,463,903    (1,191,929)   (1,395,938)
Assets available for plan benefits:
  Beginning of year................    1,043,621      1,084,628      294,054     3,137,574     1,196,251     1,396,369
                                      ----------     ----------   ----------   -----------   -----------   -----------
  End of year......................   $5,222,771     $       --   $2,124,916   $17,601,477   $     4,322   $       431
                                      ==========     ==========   ==========   ===========   ===========   ===========

                                      STRATEGIC      STRATEGIC     STRATEGIC
                                      ALLOCATION    ALLOCATION    ALLOCATION      EQUITY
                                        FUND:          FUND:         FUND:        INCOME
                                     CONSERVATIVE    MODERATE     AGGRESSIVE       FUND
                                     ------------   ----------    ----------      ------
Additions:
  Investment income:
    Interest and dividends.........    $  8,677     $  218,993     $ 25,126     $  259,162
    Net realized and unrealized
      appreciation (depreciation)
      in fair value of
      investments..................      (6,859)       (71,921)     (14,891)      (188,383)
                                       --------     ----------     --------     ----------
         Total investment income...       1,818        147,072       10,235         70,779
                                       --------     ----------     --------     ----------
  Contributions:
    Employer.......................       3,736        138,237       24,320         28,845
    Employee.......................       2,660        159,391       24,551         26,411
    Rollover.......................       2,208         13,242        2,208          5,705
                                       --------     ----------     --------     ----------
         Total contributions.......       8,604        310,870       51,079         60,961
                                       --------     ----------     --------     ----------
         Total additions...........      10,422        457,942       61,314        131,740
                                       --------     ----------     --------     ----------
Deductions:
  Benefit payments.................         600         77,488          493          4,734
  Other............................       1,678        113,418        8,048         15,108
                                       --------     ----------     --------     ----------
         Total deductions..........       2,278        190,906        8,541         19,842
Transfers in from merged plans
  (note 1).........................     198,999      4,098,927      453,114      1,479,659
Net transfers (to) from other
  funds............................     (19,329)     1,365,391       57,284        178,111
                                       --------     ----------     --------     ----------
         Net increase (decrease)...     187,814      5,731,354      563,171      1,769,668
Assets available for plan benefits:
  Beginning of year................          --             --           --             --
                                       --------     ----------     --------     ----------
  End of year......................    $187,814     $5,731,354     $563,171     $1,769,668
                                       ========     ==========     ========     ==========



                 See accompanying notes to financial statements

                                                   Continued from preceding page


                                                                                            HAYES
                                                                                           LEMMERZ                  SHORT-TERM
                                                  VALUE       INDEX 500    STABLE ASSET     STOCK         GIC       GOVERNMENT
                                                   FUND         FUND           FUND          FUND         FUND         FUND
                                                  -----       ---------    ------------    -------        ----      ----------
Additions:
  Investment income:
    Interest and dividends....................  $  345,506   $     8,346   $   168,129    $      871   $       --    $     --
    Net realized and unrealized appreciation
      (depreciation) in fair value of
      investments.............................    (268,555)      768,015            --      (392,940)          --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
         Total investment income..............      76,951       776,361       168,129      (392,069)          --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
  Contributions:
    Employer..................................      44,118       265,353       558,717       286,955           --          --
    Employee..................................      38,558       244,698        38,571       259,112           --          --
    Rollover..................................      19,677        16,942            --        23,291           --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
         Total contributions..................     102,353       526,993       597,288       569,358           --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
         Total additions......................     179,304     1,303,354       765,417       177,289           --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
Deductions:
  Benefit payments............................       2,718        68,123       158,795        39,441           --          --
  Other.......................................      19,771       180,251        31,402        79,464           --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
         Total deductions.....................      22,489       248,374       190,197       118,905           --          --
Transfer in from merging plans (note 1).......   1,773,147    15,063,510    20,730,860     2,935,618    1,045,950     243,846
Net transfers (to) from other funds...........     455,140     2,018,460       324,430       454,479           --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
         Net increase (decrease)..............   2,385,102    18,136,950    21,630,510     3,448,481    1,045,950     243,846
Assets available for plan benefits:
  Beginning of year...........................          --            --            --       387,993           --          --
                                                ----------   -----------   -----------    ----------   ----------    --------
  End of year.................................  $2,385,102   $18,136,950   $21,630,510    $3,836,474   $1,045,950    $243,846
                                                ==========   ===========   ===========    ==========   ==========    ========


                                                  EQUITY        LOAN
                                                   FUND         FUND         TOTAL
                                                  ------        ----         -----
Additions:
  Investment income:
    Interest and dividends....................  $            $   18,470   $ 5,431,158
    Net realized and unrealized appreciation
      (depreciation) in fair value of
      investments.............................          --           --    (2,928,746)
                                                ----------   ----------   -----------
         Total investment income..............          --       18,470     2,502,412
                                                ----------   ----------   -----------
  Contributions:
    Employer..................................          --           --     2,946,968
    Employee..................................          --           --     2,267,603
    Rollover..................................          --           --       253,834
                                                ----------   ----------   -----------
         Total contributions..................          --           --     5,468,405
                                                ----------   ----------   -----------
         Total additions......................          --       18,470     7,970,817
                                                ----------   ----------   -----------
Deductions:
  Benefit payments............................          --       16,007       978,962
  Other.......................................          --      177,322     1,064,887
                                                ----------   ----------   -----------
         Total deductions.....................          --      193,329     2,043,849
Transfer in from merging plans (note 1).......   1,334,461    2,510,076    70,276,781
Net transfers (to) from other funds...........          --      589,805            --
                                                ----------   ----------   -----------
         Net increase (decrease)..............   1,334,461    2,925,022    76,203,749
Assets available for plan benefits:
  Beginning of year...........................          --      154,730     8,695,220
                                                ----------   ----------   -----------
  End of year.................................  $1,334,461   $3,079,752   $84,898,969
                                                ==========   ==========   ===========

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR PLAN BENEFITS WITH FUND INFORMATION
                               DECEMBER 31, 1996


                                                   INTERNATIONAL    BALANCED    LONG-TERM     ULTRA        EQUITY       CAPITAL
                                                      GROWTH       INVESTORS      BOND      INVESTORS      INDEX      PRESERVATION
                                                       FUND           FUND        FUND         FUND         FUND         TRUST
                                                   -------------   ---------    ---------   ---------      ------     ------------
Additions:
  Investment income:
    Interest and dividends......................    $   99,103     $  102,758   $ 17,108    $  171,660   $       --    $   50,925
    Net realized and unrealized appreciation
      (depreciation) in fair value of
      investments...............................        17,358         11,299     (8,363)      166,149      196,818           149
                                                    ----------     ----------   --------    ----------   ----------    ----------
      Total investment income...................       116,461        114,057      8,745       337,809      196,818        51,074
                                                    ----------     ----------   --------    ----------   ----------    ----------
  Contributions:
    Employer....................................       131,791        114,832     36,901       343,844      152,971       308,571
    Employee....................................       171,273        178,011     37,861       481,063      188,429        97,308
    Rollover....................................         8,742          6,284     13,494        16,882        4,668        75,811
                                                    ----------     ----------   --------    ----------   ----------    ----------
      Total contributions.......................       311,806        299,127     88,256       841,789      346,068       481,690
                                                    ----------     ----------   --------    ----------   ----------    ----------
      Total additions...........................       428,267        413,184     97,001     1,179,598      542,886       532,764
                                                    ----------     ----------   --------    ----------   ----------    ----------
Deductions:
  Benefit payments..............................        99,015        111,388     25,449       385,528      184,605       129,663
  Other.........................................         6,689          5,586      1,501        17,877        6,004         5,019
                                                    ----------     ----------   --------    ----------   ----------    ----------
      Total deductions..........................       105,704        116,974     26,950       403,405      190,609       134,682
                                                    ----------     ----------   --------    ----------   ----------    ----------
Net transfers (to) from other funds and plans...        57,837          8,186     45,307       347,798       70,081       229,014
                                                    ----------     ----------   --------    ----------   ----------    ----------
      Net increase (decrease)...................       380,400        304,396    115,358     1,123,991      422,358       627,096
Assets available for plan benefits:
  Beginning of year.............................       663,221        780,232    178,696     2,013,583      773,893       769,273
                                                    ----------     ----------   --------    ----------   ----------    ----------
  End of year...................................    $1,043,621     $1,084,628   $294,054    $3,137,574   $1,196,251    $1,396,369
                                                    ==========     ==========   ========    ==========   ==========    ==========

                                                    HAYES
                                                   WHEELS
                                                    STOCK       LOAN
                                                    FUND        FUND        TOTAL
                                                   ------       ----        -----
Additions:
  Investment income:
    Interest and dividends......................  $   2,571   $   8,808   $  452,933
    Net realized and unrealized appreciation
      (depreciation) in fair value of
      investments...............................    196,002          --      579,412
                                                  ---------   ---------   ----------
      Total investment income...................    198,573       8,808    1,032,345
                                                  ---------   ---------   ----------
  Contributions:
    Employer....................................    117,923          --    1,206,833
    Employee....................................    139,869          --    1,293,814
    Rollover....................................     17,119          --      143,000
                                                  ---------   ---------   ----------
      Total contributions.......................    274,911                2,643,647
                                                  ---------   ---------   ----------
      Total additions...........................    473,484       8,808    3,675,992
                                                  ---------   ---------   ----------
Deductions:
  Benefit payments..............................     14,731      20,737      971,116
  Other.........................................      1,841          --       44,517
                                                  ---------   ---------   ----------
      Total deductions..........................     16,572      20,737    1,015,633
                                                  ---------   ---------   ----------
Net transfers (to) from other funds and plans...   (638,043)     54,394      174,574
                                                  ---------   ---------   ----------
      Net increase (decrease)...................   (181,131)     42,465    2,834,933
Assets available for plan benefits:
  Beginning of year.............................    569,124     112,265    5,860,287
                                                  ---------   ---------   ----------
  End of year...................................  $ 387,993   $ 154,730   $8,695,220
                                                  =========   =========   ==========



                 See accompanying notes to financial statements

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

(1) DESCRIPTION OF THE PLAN


     The Hayes Lemmerz International, Inc. Retirement Savings Plan (formerly Hayes Wheels International, Inc. Retirement Savings Plan) (the Plan) was established effective January 1, 1993. The Plan is a contributory, defined-contribution plan designed to provide eligible salaried employees of a participating plant, division, or subsidiary of Hayes Lemmerz International, Inc. (the Company), with a vehicle to systematically save funds for retirement. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).


     Employees of the following facilities are eligible to participate in the plan: LaMirada, California; Howell, Michigan; Huntington, Indiana (effective May 1, 1996); Gainsville, Georgia (effective October 1, 1996); Dallas, Texas (effective January 1, 1997); and Romulus, Michigan.

     Effective December 31, 1997, Hayes Lemmerz International, Inc. Savings Plan for Represented Employees, Hayes Lemmerz International, Inc. Employee Savings Plan, and Motor Wheel Corporation Employee Retirement Savings Plan (merged plans) were merged into the Plan. All assets were transferred to the Plan as of the merger date.

     The following is a brief description of the Plan. Participants should refer to the plan agreement for more complete information.

ELIGIBILITY

     Salaried employees not covered under a Company-sponsored pension plan are eligible to participate in the Plan. An employee is eligible on the first day of the month following 30 days of full-time employment.

PARTICIPANT CONTRIBUTIONS


     A participant may elect to make a basic deferred contribution of between 2 percent and 15 percent of the participant's compensation subject to certain limitations. The participants may elect the percentage of the participant's contribution to be allocated to each investment fund.


EMPLOYER CONTRIBUTION


     Employer contributions consist of matching contributions and retirement contributions. The matching contribution is 50 percent of the first 2 percent of the participant's compensation contributed and 25 percent of the next 4 percent of the participant's compensation contributed. The Company makes a retirement contribution quarterly to each nonbargaining member actively employed as of the last day of a calendar quarter. The retirement contribution equals 5 percent of compensation until the participant's year-to-date compensation reaches the Social Security taxable wage base. After reaching the taxable wage base, the contribution equals 8 percent of compensation. The participants may elect the percentage of the employer contribution to be allocated to each investment fund.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1997 AND 1996

(1) DESCRIPTION OF THE PLAN -- CONTINUED
VESTING

     Participants are fully vested in their basic contributions at all times. Vesting of the employer matching and retirement contributions is based on years of eligible service as follows:

                     YEARS OF ELIGIBLE                        PERCENTAGE
                          SERVICE                               VESTED
                     -----------------                        ----------
Less than 1.................................................       0%
1 but less than 2...........................................      25
2 but less than 3...........................................      50
3 but less than 4...........................................      75
4 or more...................................................     100

FORFEITURES

     Nonvested employer contributions of terminated employees become forfeitures after a one-year break in service -- unless the nonvested balance is greater than $3,500, in which case they would become a forfeiture after a five-year break in service -- and are used to reduce future employer contributions.

PARTICIPANT ACCOUNTS

     Each participant's account is credited with the participant's contribution, the employer's contribution, and an allocation of plan earnings. Allocations are computed at the end of each calendar quarter based on the participant's account balance.

     Upon retirement, disability, or death, the entire balance of the participant's account becomes payable to the participant or the participant's beneficiary. Upon any other termination of employment, the participant receives the vested portion of their account. Withdrawals are also permitted for financial hardship or upon attainment of age 59 1/2 under certain provisions of the Plan. All benefits are payable in lump sum.


     Participants may borrow up to the lesser of $50,000 or 50 percent of the vested portion of their account. When a loan is made, the participants' investment fund(s) assets are decreased on a pro-rata basis and the loan receivable is reflected in the Loan Fund. Loan repayments are redeposited into the participants' accounts based on current election directives. Loans must be repaid within 5 years and bear interest at market rates.


ADMINISTRATIVE EXPENSES

     The Company pays all administrative expenses associated with the Plan.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements are presented on the accrual basis of accounting such that all income, benefits, and expenses are recognized in the period to which they relate.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1997 AND 1996

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
VALUATION OF INVESTMENTS


     Investments in all common collective trust funds, except the Capital Preservation Trust and Comerica GIC Fund, are stated at their aggregate fair value based upon quoted market prices of the underlying investments within the funds. Unrealized and realized gains or losses are reflected currently in the statement of changes in net assets available for plan benefits. Purchases and sales of fund units or securities are recorded on a trade-date basis.



     The Plan's Capital Preservation Fund and GIC Fund are valued at the aggregate contract values of the GICs held by the funds, as the funds investment is fully benefit responsive. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to pay benefits under the Plan.



USE OF ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1997 AND 1996

(3) INVESTMENT FUNDS

     Participants direct their accounts to be invested in various investment funds. American Century maintains the following funds under the Plan:

                FUND                                             DESCRIPTION
                ----                                             -----------
Balanced Investors Fund                  Seeks capital growth and current income by investing
                                         approximately 60 percent of its assets in growth stocks and the remainder in fixed-income securities
International Growth Fund                Seeks capital growth over time by investing in common stocks of a broad range of foreign companies
Long-Term Bond Fund                      Seeks to provide a high level of income by investing in a
                                         diversified portfolio of longer-term corporate, government, and mortgage-backed bonds
Ultra Investors Fund                     Seeks capital growth over time by investing in common stocks considered by management to have better-than-average
                                         prospects for appreciation, typically small to medium-size companies
Equity Index Fund                        Seeks long-term capital appreciation. The fund invests
                                         primarily in Wells Fargo's Equity Index Fund E, a highly
                                         diversified portfolio consisting of stocks included in the
                                         Standard & Poor's 500 Composite Stock Price Index
Capital Preservation Trust               A stable value income fund in which the participants'
                                         principal is protected from market volatility. Invests
                                         exclusively in the BT Pyramid GIC Fund, a diversified pool of high-quality fixed-income securities, and attempts to
                                         provide investors with yields that are higher than money
                                         market funds and CDs
Strategic Allocation Fund:               Seeks high level of capital appreciation and income through
  Conservative                           investments in bonds (45%), stocks (40%), and money market securities (15%)
Strategic Allocation Fund: Moderate      Seeks high level of capital appreciation and income through investments in stocks (60%), bonds (30%), and money market securities (10%)
Strategic Allocation Fund: Aggressive    Seeks high level of capital appreciation and income with
                                         portfolio of stocks (75%), bonds (20%), and money market
                                         securities (5%)
Equity Income Fund                       Seeks current income with capital appreciation to exceed the yield of securities comprising the S&P 500 Composite Index
Value Fund                               Seeks long-term capital growth through investment in stocks
Index 500 Fund                           Seeks current income with capital appreciation to exceed the yield of securities comprising the S&P 500 Composite Index
Stable Asset Fund                        Seeks to protect principal from market volatility with
                                         yields higher than money market funds. Invests in Benham
                                         Presentation Fund and Benham Stable Asset Fund
Hayes Lemmerz Stock Fund                 Invests primarily in the common stock of the Company
Loan Fund                                Participant loans are maintained within this fund

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN
      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1997 AND 1996

(3) INVESTMENT FUNDS -- CONTINUED
     Assets held by Comerica Bank are held in the following funds under the
Plan:

                 FUND                                           DESCRIPTION
                 ----                                           -----------
GIC Fund...............................  Invests in high-quality investment contracts issued by selected insurance companies and banks
Short-Term Government Fund.............  Short-term fixed-income fund that invests only in U.S.
                                         Treasury obligations and in repurchase agreements
                                         collecteralized by U.S. Treasury obligations
Equity Fund............................  Invests in the common stocks of high-quality companies with consistent and superior earnings-per-share growth

(4) TAX STATUS


     The Internal Revenue Service, in a letter dated July 22, 1996, determined that the Plan meets the requirements of section 401(a) of the Internal Revenue Code (IRC) and is exempt from federal income tax under section 501(a) of the Code. The Plan has been amended since receiving the determination letter, however, the Plan administrator believes the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.


(5) TERMINATION OF THE PLAN

     The Company has reserved the right to terminate or amend the Plan at any time. In the event of complete or partial termination of the Plan, participants become 100 percent vested in their accounts and the balance in the participant's account will be distributed at the discretion of the committee which administers the Plan.

(6) RELATED PARTY TRANSACTIONS

     American Century serves as the Plan's recordkeeper and trustee. The Plan has invested $35,123,123 and $6,356,781 of assets in American Century-sponsored funds at December 31, 1997 and 1996, respectively.


     Comerica Bank serves as trustee for the Hayes Lemmerz International, Inc. Savings Plan for Represented Employees, one of the merged plans. The Plan has invested $2,772,720 of assets in Comerica Bank-sponsored funds at December 31, 1997.

                                                                      SCHEDULE 1



                       HAYES LEMMERZ INTERNATIONAL, INC.


                            RETIREMENT SAVINGS PLAN



      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)


          ITEM 27A -- SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES


                               DECEMBER 31, 1997



                                                          DESCRIPTION OF
                                                       INVESTMENT, INCLUDING
                                                      MATURITY DATE, RATE OF
       IDENTITY OF ISSUE, BORROWER,                  INTEREST, COLLATERAL, PAR
         LESSOR, OR SIMILAR PARTY                        OR MATURITY VALUE               CURRENT VALUE
       ----------------------------                  -------------------------           -------------
American Century*                           International Growth Fund                      5,145,484
American Century*                           Long-Term Bond Fund                            2,099,396
American Century*                           Ultra Investors Fund                          17,410,799
American Century*                           Equity Index Fund                                  4,322
American Century*                           Strategic Allocation Fund: Conservative          182,736
American Century*                           Strategic Allocation Fund: Moderate            5,671,751
American Century*                           Strategic Allocation Fund: Aggressive            535,632
American Century*                           Equity Income Fund                             1,734,679
American Century*                           Value Fund                                     2,338,324
Vanguard                                    Index Trust -- 500 Portfolio                  17,931,900
American Century*                           Stable Asset Fund                             21,369,049
Hayes Lemmerz International, Inc.*          Common Stock                                   3,739,768
Comerica Bank*                              Short Term Fund                                2,766,121
Comerica Bank*                              Core Growth Stock Equity Fund                      1,228
Plan Participants                           Participant Loans                              3,079,752
                                                                                          ----------
                                                                                          84,010,941
                                                                                          ==========


-------------------------

* Denotes a party-in-interest

                                                                      SCHEDULE 2



                       HAYES LEMMERZ INTERNATIONAL, INC.


                            RETIREMENT SAVINGS PLAN


      (FORMERLY HAYES WHEELS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN)



                ITEM 27d -- SCHEDULE OF REPORTABLE TRANSACTIONS


                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                                                    CURRENT VALUE
                                                          PURCHASE       SELLING                     OF ASSET ON       NET GAIN
IDENTITY OF PARTY INVOLVED     DESCRIPTION OF ASSET         PRICE         PRICE         COST       TRANSACTION DATE     (LOSS)
--------------------------     --------------------       --------       -------        ----       ----------------    --------
American Century*             Balanced Investors Fund    $   869,287   $       N/A   $       N/A     $   869,287      $       N/A
Barclays PLC Bank             Barclays Equity Index        1,177,122           N/A           N/A       1,177,122              N/A
SEI Trust Company             Bankers Capital
                              Preservation Trust           1,378,561           N/A           N/A       1,378,561              N/A
American Century*             Long-Term Bond Fund          1,436,798           N/A           N/A       1,436,798              N/A
American Century*             Equity Income Fund           2,218,196           N/A           N/A       2,218,196              N/A
American Century*             Stable Assets Fund          72,576,394           N/A           N/A      72,576,394              N/A
American Century*             International Growth
                              Fund                         3,459,346           N/A           N/A       3,459,346              N/A
Hayes Lemmerz
  International, Inc.*        Common stock                 4,261,598           N/A           N/A       4,261,598              N/A
American Century*             Strategic Aggressive           689,512           N/A           N/A         689,512              N/A
American Century*             Strategic Conservative         254,376           N/A           N/A         254,376              N/A
American Century*             Strategic Moderate           6,289,504           N/A           N/A       6,289,504              N/A
American Century*             Ultra Investors Fund        13,017,064           N/A           N/A      13,017,064              N/A
American Century*             Value Fund                   2,824,694           N/A           N/A       2,824,694              N/A
Vanguard                      Index Trust - 500
                              Portfolio                   35,255,623           N/A           N/A      35,255,623              N/A
American Century*             Balanced Investors Fund            N/A     5,118,310     4,609,682       5,118,310          508,628
Barclays PLC Bank             Barclays Equity Index              N/A     6,216,963     4,092,399       6,216,963        2,124,564
SEI Trust Company             Bankers Capital
                              Preservation Trust                 N/A     2,583,483     2,583,484       2,583,483               (1)
American Century*             Long-Term Bond Fund                N/A       564,996       556,713         564,996            8,284
American Century*             Equity Income Fund                 N/A       346,315       337,760         346,315            8,555
American Century*             Stable Assets Fund                 N/A    37,488,090    57,309,170      37,488,090      (19,821,081)
American Century*             International Growth
                              Fund                               N/A     1,115,992     1,021,977       1,115,992           94,015
Hayes Lemmerz
  International, Inc.*        Common stock                       N/A     1,703,512     1,765,000       1,703,512          (61,488)
American Century*             Strategic Aggressive               N/A       150,390       148,069         150,390            2,321
American Century*             Strategic Conservative             N/A        67,005        66,871          67,005              134
American Century*             Strategic Moderate                 N/A       709,353       682,158         709,353           27,195
American Century*             Ultra Investors Fund               N/A     4,590,170     5,694,010       4,590,170       (1,103,841)
American Century*             Value Fund                         N/A       287,534       280,898         287,534            6,636
Vanguard                      Index Trust - 500
                              Portfolio                          N/A    11,659,717    18,523,590      11,659,717       (6,863,874)


-------------------------

* Denotes party-in-interest

                                                                      EXHIBIT 23



                        INDEPENDENT ACCOUNTANT'S CONSENT



The Board of Directors


Hayes Lemmerz International, Inc.:



We consent to the incorporation by reference in the Registration Statement on Form S-8 (Number 333-08079) of our report dated July 7, 1998, with respect to the financial statements of Hayes Lemmerz International, Inc. Retirement Savings Plan for the year ended December 31, 1997, included in this Annual Report on Form 11-K.



/s/ KPMG Peat Marwick LLP



Detroit, Michigan


July 15, 1998